UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2024

DATCHAT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40729	47-2502264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

204 Neilson Street

New Brunswick, NJ 08901

(Address of principal executive offices, including ZIP code)

(732) 374-3529

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	DATS	The Nasdaq Stock Market LLC
Series A Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $4.98	DATSW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 13, 2024,  DatChat, Inc. (the “Company”) held its 2024 annual meeting of shareholders (the “Annual Meeting”) for the purpose of holding a shareholder vote on Proposals 1, 2 and 3 set forth below. A total of 1,266,662 shares of the Company’s common stock constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders (i) re-elected each of Darin Myman, Peter Shelus, Carly Luogameno, Joseph Nelson and Wayne Linsley as members of the Company’s board of directors to serve until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death; (ii) ratified the appointment of Salberg & Company, P.A. (“Salberg”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (iii) approved an amendment to the DatChat, Inc. Amended and Restated 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) to increase the number of shares of common stock reserved for issuance thereunder to 600,000 shares from 300,000 shares (the “Plan Amendment”).

The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting, as set forth in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on October 25, 2024, are as follows:

Proposal 1. At the Annual Meeting, the terms of all current members of the Company’s board of directors expired. All of the five nominees for director were elected to serve until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the five directors were as follows:

Nominee	For	Withheld	Broker Non-Votes
Darin Myman	509,790	23,035	733,837
Peter Shelus	506,697	26,128	733,837
Carly Luogameno	462,524	70,301	733,837
Joseph Nelson	462,809	70,016	733,837
Wayne Linsley	443,786	89,039	733,837

Proposal 2. At the Annual Meeting, the shareholders approved the ratification of the appointment of Salberg as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The result of the votes to approve Salberg was as follows:

For	Against	Abstentions
1,237,711	22,527	6,424

Proposal 3. At the Annual Meeting, the shareholders approved an amendment to the 2021 Plan to increase the number of shares of common stock reserved for issuance thereunder to 600,000 shares from 300,000 shares. The result of the votes to approve the Plan Amendment was as follows:

For	Against	Abstentions	Broker Non-Votes
486,252	43,115	3,458	733,837

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2024	DATCHAT, INC.

	By:	/s/ Darin Myman
	Name:	Darin Myman
	Title:	Chief Executive Officer